UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 31, 2006

Radiant Logistics, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-50283	04-3625550
(Commission File Number)	(IRS Employer Identification Number)

1227 120th NE, Bellevue, WA 98005

(Address of Principal Executive Offices)

(425) 462-1094

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b)
☐ Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 31, 2006, the Board of Directors of Radiant Logistics, Inc. (the “Company”) approved a change in of the Company’s fiscal year end from December 31 to June 30. Accordingly, the new fiscal year will begin on July 1, and end on June 30. The change in year end has been adopted so as to have the Company’s fiscal year-end coincide with the fiscal year-end of Airgroup Corporation, its operating subsidiary that was acquired during January 2006. The Company intends to file a transition report on Form 10-K for the period ended June 30, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RADIANT LOGISTICS, INC.

Date: July 31, 2006	By: /s/ Bohn H. Crain
Bohn H. Crain, CEO